United States

Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2012

PRESIDENTIAL LIFE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-5486	13-2652144

(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 358-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2012, Presidential Life Corp. (the “Company”) granted restricted stock to: (a) Donald L. Barnes, President/CEO (4,660 Shares), (b) Paul B. Pheffer, Chief Financial Officer (2,201 Shares), (c) Mark Abrams, Executive Vice President and Chief Investment Officer (2,201 Shares), (d) Duncan Szeto, Vice President and Chief Actuary (1,155 Shares) and (d) Mitchell R. Anderson, Senior Vice President and Chief Marketing Officer (1,005 Shares) pursuant to proposed restricted stock agreements.

The above description is qualified in its entirety by reference to the terms of the proposed restricted stock agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 9.01 Financial Statement and Exhibits

Exhibit Number	Description

10.1	Proposed Restricted Stock Agreement with Donald L. Barnes

10.2	Proposed Restricted Stock Agreement with Paul B. Pheffer

10.3	Proposed Restricted Stock Agreement with Mark Abrams

10.4	Proposed Restricted Stock Agreement with Duncan Szeto

10.5	Proposed Restricted Stock Agreement with Mitchell R Anderson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: March 2, 2012	By:	/s/ Donald L. Barnes
Donald L. Barnes, President and Duly Authorized Officer of the Registrant

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